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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: JANUARY 25, 1999
                        (Date of earliest event reported)




                                 GTE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



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

              NEW YORK                                1-2755                               13-1678633
   (STATE OR OTHER JURISDICTION OF           (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
           INCORPORATION)


            1255 Corporate Drive, SVC04C08, Irving, Texas                                    75038
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                    (ZIP CODE)
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         Registrant's telephone number, including area code 972-507-5000




              (Former name, former address and former fiscal year,
                         if changed since last report)




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                                 GTE CORPORATION

                                    FORM 8-K



Item 7.  Financial Statements and Exhibits


         (a)      Financial Statements - None


         (b)      Pro Forma Financial Information - None


         (c)      Exhibits

                  99.1     Press Release issued by GTE Corporation on
                           January 25, 1999






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 GTE Corporation
                                        ---------------------------------
                                                  (Registrant)


Date:   January 25, 1999                       /s/Paul R. Shuell
      --------------------              ---------------------------------
                                                  Paul R. Shuell
                                          Vice President and Controller


























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                                 EXHIBIT INDEX

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Exhibit
Number                Description
-------               -----------
99.1                  Press Release issued by GTE Corporation on
                      January 25, 1999
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